SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2002

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Red Hill Avenue, Santa Ana, California 92705

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 223-1111

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events

     On October 22, 2002, the Board of Directors of Calavo Growers, Inc. voted in favor of amending the Company’s Bylaws. The Amended and Restated Bylaws amend Article II of the Bylaws in its entirety by, among other things, establishing a nomination process whereby a person intending to run for a Board of Directors seat would be required to provide timely notification to the Company. The Amended and Restated Bylaws are provided in this Current Report as Exhibit 99.1.

Item 7. Exhibits

(a)	Not Applicable.
(b)	Not Applicable.
(c)	Exhibits
99.1	Amended and Restated Bylaws of Calavo Growers, Inc., a California Corporation
99.2	Press Release dated October 24, 2002, of the Registrant.

Item 9. Regulation FD Disclosure

     On October 24, 2002, Calavo Growers, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.,
October 24, 2002
	By:	/s/ Lecil E. Cole

Lecil E. Cole Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)
/s/ Wolfgang P. Hombrecher

Wolfgang P. Hombrecher Vice President Finance and Corporate Secretary (Principal Financial Officer)

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